UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

______________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

______________

Date of Report (Date of earliest event reported): January 19, 2006

East Penn Financial Corporation
(Exact name of registrant as specified in its charter)

Pennsylvania	0-50330	65-1172823
(State or other	(Commission	(IRS Employer
jurisdiction of	File Number)	Identification No.)
incorporation)

731 Chestnut Street, P.O. Box 869, Emmaus, PA	18049
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: 610-965-5959

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

East Penn Financial Corporation

CURRENT REPORT ON FORM 8-K

Item 8.01	Other Events

On January 23, 2006, East Penn Financial Corporation issued a press release announcing the Board of Directors’ approval of a semi-annual cash dividend payable February 28, 2006 to all shareholders of record as of February 3, 2006.

Item 9.01	Financial Statements and Exhibits

(c)	Exhibits

99.1	Press release dated January 23, 2006 announcing the payment of a cash dividend.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

East Penn Financial Corporation

Date: January 23, 2006	By:	/s/ Theresa M. Wasko
	Name:	Theresa M. Wasko
	Title:	Treasurer & Chief Financial Officer

EXHIBIT INDEX

		PAGE NO. IN
		MANUALLY
		SIGNED
EXHIBIT NO.		ORIGINAL

99.1	Press release, dated January 23, 2006, of East Penn Financial Corporation.	5